November 3, 1997
SUPPLEMENT TO
PROSPECTUS DATED
March 31, 1997
Babson Value Fund, Inc.

Effective November 3, 1997, the Fund and its
Manager and Distributor, Jones & Babson, Inc., changed their mailing address to:

BMA Tower
700 Karnes Blvd.
Kansas City, MO   64108-3306

The telephone number for the Fund in the Kansas City area has been changed to:

751-5900